April 30, 2016

TOUCHSTONE INSTITUTIONAL FUNDS TRUST

TOUCHSTONE SANDS CAPITAL INSTITUTIONAL GROWTH FUND

Supplement to the Summary Prospectus and Prospectus, each dated April 30, 2016

IMPORTANT NOTICE REGARDING A CHANGE TO
THE FUND’S PRINCIPAL INVESTMENT STRATEGY

Effective on or about June 30, 2016, there will be a change to the Touchstone Sands Capital Institutional Growth Fund’s (the “Fund”) market capitalization definition within its principal investment strategy as detailed below. The definition of "large capitalization companies" that will take effect on or about June 30, 2016 is described in “The Fund’s Principal Investment Strategies” section of the Fund's Summary Prospectus and Prospectus, each dated April 30, 2016. Until the effective date of this change, the Fund will continue to define "large capitalization companies" as follows:
The Fund emphasizes investments in large capitalization growth companies.  For purposes of this Fund, large capitalization companies are defined as companies with a market capitalization found within the Russell 1000® Index at the time of purchase.  The market capitalization range and composition of the Russell 1000® Index are subject to change.

This change in no way reflects any change to the Fund's investment process or risk profile.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-1105-TIFT-CISGX-S1-1604